
                                   MONTHLY CERTIFICATEHOLDERS STATEMENT
                                       NATIONSBANK OF DELAWARE, N/A
                                   NATIONSBANK CREDIT CARD MASTER TRUST
                                              SERIES 1993-2
                                              -------------

     Pursuant  to  the  Master  Pooling  and  Servicing  Agreement,  dated  as  of  December 1, 1993
     (as  amended  or  supplemented,  the "Pooling and Servicing Agreement"), as supplemented by the
     Series  1993-2  Supplement,  dated  as of December 1, 1993 (the "Supplement" and, together with the  Pooling  and  Servicing Agreement, the "Agreement"), each between NationsBank of Delaware,
     N.A.  as  Transferor  and  Servicer,  and  The  Bank  of  New York, as Trustee, the Servicer is
     required  to  prepare  certain  information  each  month  regarding  distributions  to
     Certificateholders  and  the  performance  of  the  Trust.  The information with respect to the applicable  Distribution  Date  and  Due  Period  is  set  forth  below.


         Due Period                                                                Sep-2003
         Determination Date                                                             08-Oct-2003
         Transfer Date                                                                  14-Oct-2003
         Distribution Date                                                              15-Oct-2003
         Amortization Period?                                                                    Yes
         Class A Accumulation Period?                                                            Yes
         Class B Accumulation Period?                                                             No
         Early Amortization Period?                                                               No


A        Receivables for Due Period

A(1)     Beginning Principal Receivables                                           2,156,389,314.36
         Beginning Finance Charge Receivables (excluding Interchange)                 12,753,535.47
         Beginning Discount Receivables                                                        0.00
                                                                                   -----------------
         Beginning Receivables                                                     2,169,142,849.83

A(2)     Removed Principal Receivables                                                         0.00
         Removed Finance Charge Receivables (excluding Interchange)                            0.00
         Removed Receivables                                                                   0.00

A(3)     Principal Receivables with respect to Additional Accounts                             0.00
         Finance Charge Receivables with respect to Additional Accounts
         (excluding Interchange)                                                               0.00
                                                                                   -----------------
         Receivables with respect to Additional Accounts                                       0.00

A(4)     Principal Receivables billed                                                444,976,761.62
         Finance Charge Receivables billed (excluding Interchange)                    24,751,849.12
         Receivables billed                                                          469,728,610.74

A(5)     Discount Receivables Generated                                                        0.00

A(6)     Collections of Principal Receivables                                        456,721,230.68
         Collections of Finance Charge Receivables (excluding Interchange)            24,572,385.85
         Total Collections                                                           481,293,616.53

A(7)     Default Amount                                                                9,562,491.40

A(8)     Ending Principal Receivables                                              2,135,082,353.90
         Ending Finance Charge Receivables (excluding Interchange)                    12,932,998.74
         Ending Discount Receivables                                                           0.00
                                                                                   -----------------
         Ending Receivables                                                        2,148,015,352.64

A(9)     Beginning Aggregate Invested Amount                                         531,915,000.00
         Beginning Aggregate Invested Percentage                                              24.67%

A(10)    Beginning Transferor Amount                                               1,724,474,314.36
         Net Change in Transferor Amount                                              78,693,039.54
         Ending Transferor Amount                                                  1,803,167,353.90
         Beginning Transferor Interest Percentage                                             79.97%

A(11)    Collections of Finance Charge Receivables allocable to Interchange            6,784,775.63

         Exhibit 99 A and B
         Page 5 of 10

B        Delinquencies and Losses for Due Period

B(1)     Delinquent Accounts
         30-59 Days Delinquent                                                                5,369
         60-89 Days Delinquent                                                                3,211
         90-119 Days Delinquent                                                               2,259
         120 + Days Delinquent                                                                3,349

B(2)     Defaulted Accounts                                                                       0

B(3)     Delinquent Receivables
         30-59 Days Delinquent                                                        25,346,894.70
         60-89 Days Delinquent                                                        16,561,525.79
         90-119 Days Delinquent                                                       12,694,619.60
         120 + Days Delinquent                                                        19,887,633.66

B(4)     Default Amount                                                                7,576,929.70

C        Base Rate and Portfolio Yield

C(1)     Base Rate (Current Due Period)                                                        8.02%
         Base Rate (Prior Due Period)                                                          8.02%
         Base Rate (Two Due Periods Ago)                                                       8.02%
         Three Month Average Base Rate                                                         8.02%

C(2)     Portfolio Yield (Current Due Period)                                                 10.91%
         Portfolio Yield (Prior Due Period)                                                   13.29%
         Portfolio Yield (Two Due Periods Ago)                                                14.77%
         Three Month Average Portfolio Yield                                                  12.99%

D        Series 1993-2 Invested Amount

D(1)     Class A Initial Invested Amount                                             500,000,000.00
         Class B Initial Invested Amount                                              31,915,000.00
                                                                                   -----------------
         Initial Invested Amount                                                     531,915,000.00

D(2)     Class A Invested Amount as of the beginning of the Due Period               500,000,000.00
         Class B Invested Amount as of the beginning of the Due Period                31,915,000.00
                                                                                   -----------------
         Invested Amount as of the beginning of the Due Period                       531,915,000.00

D(3)     Class A Invested Amount at the end of revolving period                      500,000,000.00
         Class B Invested Amount at the end of revolving period                       31,915,000.00
         Invested Amount at the end of revolving period                              531,915,000.00

D(4)     Principal Funding Account Balance as of end of day on preceding
         Distribution Date                                                           200,000,000.00
         Deposits to Principal Funding Account                                       100,000,000.00
         Principal Funding Investment Proceeds                                            73,190.81
         Withdrawals from Principal Funding Account                                            0.00
         Allocation of Principal Funding Investment Proceeds                                   0.00
                                                                                   -----------------
         Principal Funding Account Balance as of end of day on current               300,073,190.81
         Distribution Date

D(5)     Class A Adjusted Invested Amount as of the beginning of the Due Period      400,000,000.00
         Class B Adjusted Invested Amount as of the beginning of the Due Period       31,915,000.00
                                                                                   -----------------
         Adjusted Invested Amount as of the beginning of the Due Period              431,915,000.00

D(6)     Enhancement Initial Invested Amount                                                   0.00
         Enhancement Invested Amount                                                           0.00

D(7)     Floating Allocation Percentage                                                       20.03%

D(8)     Principal Allocation Percentage                                                      20.03%

         Exhibit 99 A and B
         Page 6 of  10

E        Servicing Fee Calculation

E(1)     Servicing Base Amount                                                       431,915,000.00

E(2)     Servicer Interchange                                                            269,946.88
         Class A Servicing Fee                                                           416,663.00
         Class B Servicing Fee                                                            33,248.46
                                                                                   -----------------
         Subtotal                                                                        719,858.34
         Investor Monthly Servicing Fee                                                  719,858.34
                                                                                   -----------------
         Shortfall of Servicer Interchange                                                     0.00

E(3)     Investor Default Amount                                                       1,517,659.02
E(4)     Monthly Cash Collateral Fee                                                       9,751.85

F        Reserve Account

F(1)     Reserve Account Balance as of end of day on preceding Distribution Date       5,319,150.00
         Deposits to Reserve Account                                                           0.00
         Interest earnings on Reserve Account                                              2,379.09
         Withdrawals from Reserve Account                                                 (2,379.09)
                                                                                   -----------------
         Reserve Account Balance as of end of day on current Distribution Date         5,319,150.00

F(2)     Required Reserve Account Amount                                               5,319,150.00
F(3)     Available Reserve Account Amount                                              5,319,150.00
F(4)     Reserve Draw Amount                                                                   0.00
F(5)     Reserve Account Surplus                                                               0.00
F(6)     Covered Amount                                                                1,500,365.95

G        Cash Collateral Account

G(1)     Initial Shared Collateral Amount                                             26,595,833.00
         Initial Class B Collateral Amount                                             5,319,167.00
                                                                                   -----------------
         Initial Cash Collateral Amount                                               31,915,000.00

G(2)     Cash Collateral Account balance as of end of day on preceding
         Distribution Date                                                            31,915,000.00
         Deposits to Cash Collateral Account                                                   0.00
         Withdrawals from Cash Collateral Account                                              0.00
                                                                                   -----------------
         Cash Collateral Account balance as of end of day on current                  31,915,000.00
         Distribution Date

G(3)     Cash Collateral Account Surplus                                                       0.00

G(4)     Available Shared Collateral Amount                                           26,595,833.00
         Available Cash Collateral Amount                                             31,915,000.00

G(5)     Required Draw Amount                                                                  0.00
         Interest Draw Amount                                                                  0.00
         Servicing Draw Amount                                                                 0.00
         Default Draw Amount                                                                   0.00
         Reimbursement Draw Amount/Special Draw Amount/Class
         A&B Principal Draw Amount                                                             0.00
                                                                                   -----------------
                                                                                               0.00

         Exhibit 99 A and B
         Page 7 of 10

H        Class A Available Funds

H(1)     Class A Floating Percentage                                                          92.61%

H(2)     Principal Funding Investment Proceeds (if applicable to Class A)                      0.00
         Class A Finance Charge Collections (excluding Interchange)                    4,558,124.25
         Class A allocation of Servicer Interchange                                    1,258,561.16
         Reserve Draw Amount (if applicable to Class A)                                        0.00
                                                                                   -----------------
         Class A Available Funds                                                       5,816,685.41

H(3)     Class A Monthly Interest                                                      2,500,000.00
                                                                                   -----------------
         Class A Interest Shortfall                                                            0.00

H(4)     Class A Additional Interest                                                           0.00
         Class A Servicing Fee                                                           416,663.00
         Class A allocation of Servicer Interchange                                      249,997.81
         Class A Investor Default Amount                                               1,405,504.02

H(5)     Distribution of Class A Available Funds
         Class A Monthly Interest plus amounts previously due
         but not distributed                                                           2,500,000.00
         Class A Additional Interest plus amounts
         previously due but not distributed                                                    0.00
         Class A Servicing Fee plus amounts previously due
         but not distributed                                                             416,663.00
         Class A allocation of Servicer Interchange                                      249,997.81
         Class A Investor Default Amount                                               1,405,504.02
                                                                                   -----------------
         Total Class A Excess Spread                                                   1,244,520.58

H(6)     Required Amount                                                                       0.00

I        Class B Available Funds

I(1)     Class B Floating Percentage                                                           7.39%

I(2)     Principal Funding Investment Proceeds (if applicable to Class B)                      0.00
         Class B Finance Charge Collections (excluding Interchange)                      363,724.63
         Class B allocation of Servicer Interchange                                      100,429.40
         Reserve Draw Amount (if applicable to Class B)                                        0.00
         Class B Available Funds                                                         464,154.03

I(3)     Class B Monthly Interest                                                        166,223.96
                                                                                   -----------------
         Class B Interest Shortfall                                                            0.00

I(4)     Class B Additional Interest                                                           0.00
         Class B Servicing Fee                                                            33,248.46
         Class B allocation of Servicer Interchange                                       19,949.07

I(5)     Distribution of Class B Available Funds
         Class B Monthly Interest plus amounts previously due
         but not distributed                                                             166,223.96
         Class B Additional Interest plus amounts
         previously due but not distributed                                                    0.00
         Class B Servicing Fee plus amounts previously due
         but not distributed                                                              33,248.46
         Class B allocation of Servicer Interchange                                       19,949.07
         Total Class B Excess Spread                                                     244,732.54

I(6)     Class B Investor Default Amount                                                 112,155.00


         Exhibit 99 A and B
         Page 8 of 10

J        Excess Spread and Excess Finance Charge Collections

J(1)     Total Excess Spread                                                           1,489,253.12
         Excess Finance Charge Collections allocated from other series                         0.00
                                                                                   -----------------
                                                                                       1,489,253.12

J(2)     Applied to Required Amount                                                            0.00
         Applied to Class A Investor Charge Offs                                               0.00
         Applied to Class B Monthly Interest & Additional Interest                             0.00
         Applied to Class B Servicing Fee                                                      0.00
         Applied to Class B Investor Default Amount                                      112,155.00
         Applied to Class B Invested Amount reductions                                         0.00
         Applied to Enhancement Invested Amount reductions                                     0.00
         Applied to Cash Collateral Account                                                    0.00
         Applied to Monthly Cash Collateral Fee                                            9,751.85
         Applied to Reserve Account                                                            0.00
         Applied to Cash Collateral Depositor                                                  0.00
                                                                                   -----------------
         Total Excess Finance Charge Collections                                       1,367,346.27

J(3)     Finance Charge Shortfall                                                              0.00

J(4)     Portion of Shared Collateral Amount applied to Required Amount                        0.00
         Portion of Reallocated Principal Collections applied to Required Amount               0.00

K        Principal Collections

K(1)     Available Principal Collections                                              91,481,262.50
         Excess Principal Collections with respect to other Series                             0.00
         Subtotal                                                                     91,481,262.50

K(2)     Class A Principal Percentage                                                          0.00%
         Class A Monthly Principal                                                    41,666,667.00

K(3)     Class B Principal Percentage                                                          6.00%
         Class B Monthly Principal                                                             0.00

K(4)     Allocation of Principal Collections
         Deposit to Principal Funding Account                                         41,666,667.00
         Distribution to Cash Collateral Depositor                                             0.00
         Excess Principal Collections                                                 49,814,595.50
         Principal Shortfall                                                                   0.00

K(5)     Reallocated Principal Collections pursuant to Section 4.9(a)                          0.00

K(6)     Amount by which Class B Invested Amount was reduced pursuant to 4.7(a)                0.00

L        Accumulation Period

L(1)     Controlled Accumulation Amount (Class A)                                     41,666,667.00
         Deficit Controlled Accumulation Amount (Class A)                                      0.00
         Controlled Deposit Amount (Class A)                                          41,666,667.00

L(2)     Controlled Accumulation Amount (Class B)                                  N/A
         Deficit Controlled Accumulation Amount (Class B)                          N/A
                                                                                   -----------------
         Controlled Deposit Amount (Class B)                                                   0.00


         Exhibit 99 A and B
         Page 9 of 10

M        Investor Charge Offs

M(1)     Class A Investor Charge Offs                                                          0.00
         Class B Investor Charge Offs                                                          0.00

M(2)     The amount of reimbursed Class A Investor Charge Offs                                 0.00
         The amount of reimbursed Class B Investor Charge Offs                                 0.00

M(3)     The amount, if any, by which the outstanding principal balance of the
         Certificates exceeds the
         Invested Amount after giving effect to all transactions on the
         Distribution Date
         Class A                                                                               0.00
         Class B                                                                               0.00

N        Distributions to Class A Certificateholders
         (per $1,000 original principal amount)

N(1)     Total distribution to Class A Certificateholders                                     88.33
         Amount with respect to interest                                                       5.00
         Amount with respect to principal                                                     83.33
N(2)     Class A Investor Charge Offs                                                          0.00
N(3)     The amount of reimbursed Class A Investor Charge Offs                                 0.00

O        Distributions to Class B Certificateholders
         (per $1,000 original principal amount)

O(1)     Total distribution to Class B Certificateholders                                      5.21
         Amount with respect to interest                                                       5.21
         Amount with respect to principal                                                      0.00
O(2)     Class B Investor Charge Offs                                                          0.00
O(3)     The amount of reimbursed Class B Investor Charge Offs                                 0.00


     NATIONSBANK  OF  DELAWARE,  N.A.
     as  Servicer



BY:     \s\  Brian  P.  Sterling
        ------------------------
Name:        Brian  P.  Sterling
Title:       Vice  President






                                            Exhibit 99 A and B
                                              Page 10 of 10




                                       MONTHLY CERTIFICATEHOLDERS STATEMENT
                                          NationsBank OF DELAWARE, N.A.
                                       NATIONSBANK CREDIT CARD MASTER TRUST
                                                  SERIES 1996-1

     Pursuant  to  the  Master  Pooling  and  Servicing  Agreement,  dated  as  of  December  1,  1993
     (as  amended  or  supplemented,  the  "Pooling  and  Servicing  Agreement"),  as  supplemented  by  the
     Series  1996-1  Supplement,  dated  as  of  June11,  1996  (the  "Supplement"  and,  together  with the  Pooling  and  Servicing  Agreement,  the  "Agreement"),  each  between  NationsBank  of  Delaware,
     N.A.  as  Transferor  and  Servicer,  and  The  Bank  of  New  York,  as  Trustee,  the  Servicer  is
     required  to  prepare  certain  information  each  month  regarding distributions to Certificateholders and  the  performance  of  the Trust.  The information with respect to the applicable Distribution Date and  Due  Period  is  set  forth  below.


         Due Period                                                                        Jun-2003
         Determination Date                                                                      8-Jul-2003
         Transfer Date                                                                          14-Jul-2003
         Distribution date                                                                      15-Jul-2003
         Interest Period                                                                    6/16/03-9/14/03
         Interest Payment date                                                                  15-Jul-2003
         Amortization Period?                                                              Yes
         Class A Accumulation Period?                                                      No
         Class B Accumulation Period?                                                      Yes
         Early Amortization Period?                                                        No


A        Receivables for Due Period

A(1)     Beginning Principal Receivables                                                   2,186,920,584.74
         Beginning Finance Charge Receivables (excluding Interchange)                         12,646,309.09
         Beginning Discount Receivables                                                                0.00
                                                                                           -----------------
         Beginning Receivables                                                             2,199,566,893.83

A(2)     Removed Principal Receivables                                                                 0.00
         Removed Finance Charge Receivables (excluding Interchange)                                    0.00
                                                                                           -----------------
         Removed Receivables                                                                           0.00

A(3)     Principal Receivables with respect to Additional Accounts                                     0.00
         Finance Charge Receivables with respect to Additional Accounts
         (excluding Interchange)                                                                       0.00
                                                                                           -----------------
         Receivables with respect to Additional Accounts                                               0.00

A(4)     Principal Receivables billed                                                        478,822,920.79
         Finance Charge Receivables billed (excluding Interchange)                            26,776,197.89
                                                                                           -----------------
         Receivables billed                                                                  505,599,118.68

A(5)     Discount Receivables generated                                                                0.00

A(6)     Collections of Principal Receivables                                                487,790,635.50
         Collections of Finance Charge Receivables (excluding Interchange)                    24,465,159.47
                                                                                           -----------------
         Total Collections                                                                   512,255,794.97

A(7)     Default Amount (excluding Recoveries)                                                 9,671,729.70

A(8)     Ending Principal Receivables                                                      2,168,281,140.33
         Ending Finance Charge Receivables (excluding Interchange)                            14,957,347.51
         Ending Discount Receivables                                                                   0.00
                                                                                           -----------------
         Ending Receivables                                                                2,183,238,487.84

A(9)     Beginning aggregate Invested Amount                                                 918,915,000.00
         Beginning aggregate Invested Percentage                                                      42.02%

A(10)    Beginning Transferor Amount                                                       1,268,005,584.74
         Net Change in Transferor Amount                                                     233,360,555.59
                                                                                           -----------------
         Ending Transferor Amount                                                          1,501,366,140.33
         Beginning Transferor Interest Percentage                                                     57.98%

A(11)    Collections of Finance Charge Receivables allocable to Interchange                    7,382,501.80


         Exhibit 99 C and D
         Page 11 of 17

B        Delinquencies and Losses for Due Period

B(1)     Delinquent Accounts
         30-59 Days Delinquent                                                                        5,654
         60-89 Days Delinquent                                                                        3,361
         90-119 Days Delinquent                                                                       2,487
         120 + Days Delinquent                                                                        3,551

B(2)     Defaulted Accounts                                                                               0

B(3)     Delinquent Receivables
         30-59 Days Delinquent                                                                26,574,441.78
         60-89 Days Delinquent                                                                17,197,470.00
         90-119 Days Delinquent                                                               13,740,179.91
         120 + Days Delinquent                                                                21,337,460.48

B(4)     Default Amount                                                                        7,662,150.03

C        Base Rate and Portfolio Yield

C(1)     Base Rate (Current Due Period)                                                                2.09%
         Base Rate (Prior Due Period)                                                                  3.46%
         Base Rate (Two Due Periods Ago)                                                               3.46%
         Three Month Average Base Rate                                                                 3.00%

C(2)     Portfolio Yield (Current Due Period)                                                          6.63%
         Portfolio Yield (Prior Due Period)                                                            9.91%
         Portfolio Yield (Two Due Periods Ago)                                                        12.78%
         Three Month Average Portfolio Yield                                                           9.78%

D        Series 1996-1 Invested Amount

D(1)     Class A Initial Invested Amount                                                     756,000,000.00
         Class B Initial Invested Amount                                                      58,500,000.00
         Collateral Initial Indebtedness Amount                                               85,500,000.00
                                                                                           -----------------
         Initial Invested Amount                                                             900,000,000.00

D(2)     Class A Investor Amount AU of the beginning of the Due Period                       756,000,000.00
         Class B Investor Amount AU of the beginning of the Due Period                        58,500,000.00
                                                                                           -----------------
         Investor Amount                                                                     891,000,000.00

D(3)     Class A Invested Amount AU the end of revolving period                              756,000,000.00
         Class B Invested Amount AU the end of revolving period                               58,500,000.00
         Collateral Indebtedness Amount AU the end of revolving period                        76,500,000.00
                                                                                           -----------------
         Invested Amount AU the end of revolving period                                      891,000,000.00

D(4)     Principal Funding Account Balance AU of end of day on preceding
         Distribution Date                                                                             0.00
         Deposits to Principal Funding Account                                               135,000,000.00
         Principal Funding Investment Proceeds                                                   168,695.05
         Withdrawals from Principal Funding Account                                          135,168,695.05
         Allocation of Principal Funding Investment Proceeds                                           0.00
                                                                                           -----------------
         Principal Funding Account Balance as of end of day on current Distribution Date               0.00

D(5)     Class A Invested Amount as of the beginning of the Due Period                       252,000,000.00
         Class B Invested Amount as of the beginning of the Due Period                        58,500,000.00
         Collateral Indebtedness Amount as of the beginning of the Due Period                 76,500,000.00
                                                                                           -----------------
         Invested Amount as of the beginning of the Due Period                               387,000,000.00

D(6)     Required Enhancement Amount                                                          27,000,000.00
         Enhancement Surplus                                                                           0.00
         Available Enhancement Amount                                                         27,000,000.00

D(7)     Floating Allocation Percentage                                                               17.69%

D(8)     Fixed Allocation Percentage                                                                  40.74%

         Exhibit 99 C and D
         Page 12 of 17

E        Servicing Fee Calculation

E(1)     Servicing Base Amount                                                               387,000,000.00

E(2)     Servicer Interchange                                                                    556,875.00
         Class A Servicing Fee                                                                   787,500.00
         Class B Servicing Fee                                                                    60,937.50
         Collateral Servicing Fee                                                                 79,687.50
                                                                                           -----------------
         Subtotal                                                                              1,485,000.00
         Investor Monthly Servicing Fee                                                        1,485,000.00
                                                                                           -----------------
         Shortfall of Servicer Interchange                                                             0.00

E(3)     Investor Default Amount                                                               1,355,434.34

E(4)

F        Reserve Account

F(1)     Reserve Account Balance as of end of day on preceding Distribution Date               3,780,000.00
         Deposits to Reserve Account                                                                   0.00
         Interest earnings on Reserve Account                                                      2,210.13
         Withdrawals from Reserve Account                                                         (2,210.13)
                                                                                           -----------------
         Reserve Account Balance AU of end of day on current Distribution Date                 3,780,000.00

F(2)     Required Reserve Account Amount                                                       3,780,000.00
F(3)     Available Reserve Account Amount                                                      3,780,000.00
F(4)     Reserve Draw Amount                                                                           0.00
F(5)     Reserve Account Surplus                                                                       0.00
F(6)     Covered Amount                                                                                0.00

G        Cash Collateral Account

G(1)     Initial Cash Collateral Amount                                                                0.00

G(2)     Cash Collateral Account Balance as of end of day on preceding Distribution Date       9,000,000.00
         Deposits to Cash Collateral Account (Net of Investment Earnings)                              0.00
         Investment Earnings on Cash Collateral Account                                            5,287.06
         Withdrawals from Cash Collateral Account                                                 (5,287.06)
                                                                                           -----------------
         Cash Collateral Account Balance as of end of day on current                           9,010,574.12

G(3)     Cash Enhancement Surplus                                                                      0.00

G(4)     Available Cash Collateral Amount                                                      9,000,000.00
         Required Cash Collateral Amount                                                       9,000,000.00
         Required Cash Collateral Percentage                                                           1.00%

G(5)     Required Draw Amount                                                                          0.00


H        Interest Funding Account

H(1)     Interest Funding Account Balance as of end of day on preceding
         Distribution Date                                                                                -
         Deposits to Interest Funding Account                                                     65,916.09
         Interest Funding Investment Proceeds                                                        577.67
         Withdrawals from Interest Funding Account                                               (66,493.76)
                                                                                           -----------------
         Interest Funding Account Balance as of end of day on current                                     -
         Distribution Date

         Exhibit 99 C and D
         Page 13 of 17

I        Class A Available Funds

I(1)     Class A Floating Percentage                                                                  11.52%

I(2)     Principal Funding Investment Proceeds (if applicable to Class A)                        168,695.05
         Cash Collateral Account Investment Proceeds                                               3,443.03
         Interest Funding Account Investment Proceeds                                                376.19
         Class A Finance Charge Collections (excluding Interchange)                            2,818,386.37
         Class A allocation of Servicer Interchange                                              850,464.21
         Reserve Draw Amount (if applicable to class A)                                                0.00
                                                                                           -----------------
         Class A Available Funds                                                               3,841,364.85

I(3)     Class A Monthly Interest                                                                      0.00
                                                                                           -----------------
         Class A Interest Shortfall                                                                    0.00

I(4)     Class A Additional Interest                                                                   0.00
         Class A Servicing Fee                                                                   787,500.00
         Class A Allocation of Service Interchange                                               472,500.00
         Class A Investor Default Amount                                                         882,679.69

I(5)     Distribution of Class A Available Funds
         Class A Monthly Interest plus amounts previously due but not distributed                      0.00
         Class A Additional Interest plus amounts previously due but not distributed                   0.00
         Class A Servicing Fee plus amounts previously due but not distributed                   787,500.00
         Class A Allocation of Servicer Interchange                                              472,500.00
         Class A Investor Default Amount                                                         882,679.69
                                                                                           -----------------
         Total Class A Excess Spread                                                           1,698,685.16

I(6)     Class A Required Amount                                                                       0.00


J        Class B Available Funds

J(1)     Class B Floating Percentage                                                                   2.67%

J(2)     Principal Funding Investment Proceeds (if applicable to Class B)                              0.00
         Cash Collateral Account Investment Proceeds                                                 797.99
         Interest Funding Account Investment Proceeds                                                 87.19
         Class B Finance Charge Collections (excluding Interchange)                              653,219.76
         Class B Allocation of Servicer Interchange                                              197,112.80
         Reserve Draw Amount (if applicable to Class B)                                                0.00
                                                                                           -----------------
         Class B Available Funds                                                                 851,217.74

J(3)     Class B Monthly Interest                                                                 65,916.09
                                                                                           -----------------
         Class B Interest Shortfall                                                                    0.00

J(4)     Class B Additional Interest                                                                   0.00
         Class B Servicing Fee                                                                    60,937.50
         Class B Allocation of Servicer Interchange                                               36,562.50

J(5)     Distribution of Class B Available Funds
         Class B Monthly Interest plus amounts previously due but not distributed                 65,916.09
         Class B Additional Interest plus amounts previously due but not distributed                   0.00
         Class B Servicing Fee plus amounts previously due but not distributed                    60,937.50
         Class B Allocation of Servicer Interchange                                               36,562.50
                                                                                           -----------------
         Total Class B Excess Spread                                                             687,801.65

J(6)     Class B Investor Default Amount                                                         204,579.41

         Class B Required Amount                                                                       0.00

         Exhibit 99 C and D
         Page 14 of 17

K        Collateral Available Funds

K(1)     Collateral Floating Percentage                                                                3.50%

K(2)     Collateral Finance Charge Collections                                                   856,280.58
         Collateral Allocation of Interest Funding Account Proceeds                                  114.29
         Collateral Allocation of Servicer Interchange                                           258,387.56
         Collateral Allocation of Cash Collateral Account Investment Proceeds                      1,046.05
                                                                                           -----------------
         Collateral Available Funds                                                            1,115,828.48

K(3)     Collateral Monthly Interest                                                             109,692.50
                                                                                           -----------------
         Collateral Interest Shortfall                                                                 0.00

K(4)     Collateral Additional Interest                                                                0.00
         Collateral Servicing Fee                                                                 79,687.50
         Collateral Allocation of Servicer Interchange                                            47,812.50

K(5)     Distribution of Collateral Available Funds
         Collateral Servicing Fee plus amounts previously due but not distributed                 79,687.50
         Collateral Allocation of Servicer Interchange                                            47,812.50
                                                                                           -----------------
         Total Collateral Excess Spread                                                          988,328.48

K(6)     Collateral Investor Default Amount                                                      268,175.25

K(7)     Collateral Required Amount                                                                    0.00


L        Excess Spread and Excess Finance Charge Collections

L(1)     Total Excess Spread                                                                   3,374,815.29
         Excess Finance Charge Collections allocated from other series                                 0.00
                                                                                           -----------------
         Subtotal                                                                              3,374,815.29

L(2)     Applied to class A Monthly Interest & Additional Interest                                     0.00
         Applied to class A Servicing Fee                                                              0.00
         Applied to class A Investor Default Amount                                                    0.00
         Applied to class A Investor Charge Offs                                                       0.00
         Applied to class B Monthly Interest & Additional Interest                                     0.00
         Applied to class B Servicing Fee                                                              0.00
         Applied to class B Investor Default Amount                                              204,579.41
         Applied to class B Invested Amount reductions                                                 0.00
         Applied to collateral Servicing Fee                                                           0.00
         Applied to collateral Monthly Interest & Additional Interest                            109,692.50
         Applied to collateral Default Amount                                                    268,175.25
         Applied to collateral Indebtedness Amount reductions                                          0.00
         Applied to cash collateral Account                                                            0.00
         Applied to Other Amount Due to collateral Indebtedness Holder                                 0.00
         Applied to Reserve Account                                                                    0.00
         Applied to cash collateral Depositor                                                          0.00
                                                                                           -----------------
         Total Excess Finance Charge Collections                                               2,792,368.13

L(3)     Finance Charge Shortfall                                                                      0.00

L(4)     Portion of Reallocated Principal Collections applied to Required Amount                       0.00

         Exhibit 99 C and D
         Page 15 of 17

M        Principal Collections

M(1)     Collections of Principal Receivables allocable to Series 1996-1                     198,736,734.78
         Excess Principal Collections with respect to other Series                                     0.00
                                                                                           -----------------
         Subtotal                                                                            198,736,734.78

M(2)     Class A Fixed Percentage                                                                     34.57%
         Class A Monthly Principal                                                                     0.00

M(3)     Class B Fixed Percentage                                                                      2.67%
         Class B Monthly Principal                                                            58,500,000.00

M(4)     Collateral Fixed Percentage                                                                   3.50%
         Collateral Monthly Principal                                                         76,500,000.00

M(5)     Allocation of Principal Collections
         Deposit to Principal Funding Account                                                 58,500,000.00
         Distribution to Collateral Indebtedness Holder                                       76,500,000.00
         Excess Principal Collections                                                         63,736,734.78
         Principal Shortfall                                                                           0.00

M(6)     Class B Subordinated Principal Collections                                           13,253,333.55
         Collateral Subordinated Principal Collections                                        17,331,282.33
                                                                                           -----------------
         Total Subordinated Principal Collections                                             30,584,615.88

M(7)     Reallocated Principal Collections pursuant to Section 4.9(a)                                  0.00
         Reallocated Principal Collections pursuant to Section 4.9(b)                                  0.00
         Reallocated Principal Collections pursuant to Section 4.9(c)                                  0.00
                                                                                           -----------------
         Total Reallocated Principal Collections                                                       0.00


N        Accumulation Period

N(1)     Controlled Accumulation Amount (Class A)                                                      0.00
         Deficit Controlled Accumulation Amount (Class A)                                  N/A
                                                                                           -----------------
         Controlled Deposit Amount (Class A)                                                           0.00

N(2)     Controlled Accumulation Amount (Class B)                                             58,500,000.00
         Deficit Controlled Accumulation Amount (Class B)                                              0.00
                                                                                           -----------------
         Controlled Deposit Amount (Class B)                                                  58,500,000.00

N(3)     Accumulation Period Factor                                                                    0.99
         Monthly Payment Rate                                                                       23.2889%
         Required Accumulation Factor Number                                                           6.00
         Accumulation Period Length                                                                    1.00

         Exhibit 99 C and D
         Page 16 of 17

O        Investor Charge Offs

O(1)     Class A Investor Charge Offs                                                                  0.00
         Class B Investor Charge Offs                                                                  0.00

O(2)     The amount of reimbursed Class A Investor Charge Offs                                         0.00
         The amount of reimbursed Class B Investor Charge Offs                                         0.00

O(3)     The amount, if any, by which the outstanding principal Balance of the
         Certificates exceeds the Invested Amount after giving effect to all transactions on the Distribution Date
         Class A                                                                                       0.00
         Class B                                                                                       0.00


P Distributions to Class A Certificateholders (per $1,000 original principal amount)

P(1)     Total distribution to Class A Certificateholders                                              0.00
         Amount with respect to interest                                                               0.00
         Amount with respect to principal                                                              0.00
P(2)     Class A Investor Charge Offs                                                                  0.00
P(3)     The amount of reimbursed Class A Investor Charge Offs                                         0.00


Q Distributions to Class B Certificateholders (per $1,000 original principal amount)

Q(1)     Total distribution to Class B Certificateholders                                            101.13
         Amount with respect to interest                                                               1.13
         Amount with respect to principal                                                            100.00
Q(2)     Class B Investor Charge Offs                                                                  0.00
Q(3)     The amount of reimbursed Class B Investor Charge Offs                                         0.00


R Distributions to Collateral Indebtedness Holders (per $1,000 original principal amount)

R(1)     Total distribution to Collateral Indebtedness Holders                                       101.28
         Amount with respect to interest                                                               1.28
         Amount with respect to principal                                                            100.00
R(2)     Collateral Investor Charge Offs                                                               0.00
R(3)     The amount of reimbursed Collateral Investor Charge Offs                                      0.00



     NATIONSBANK  OF  DELAWARE,  N.A.
     As  Servicer


By:     \s\  Brian  P.  Sterling
        ------------------------
Name:        Brian  P.  Sterling
Title:       Vice  President

                                                Exhibit 99 C and D
                                                  Page 17 of 17